                                                                    Exhibit 10.1

                               IFCO SYSTEMS N.V.
                             2000 STOCK OPTION PLAN

Section 1. Purpose

   The IFCO Systems N.V. 2000 Stock Option Plan: (i) authorizes the Committee to grant to Employees of IFCO Systems N.V., and its Parents and Subsidiaries, Options to acquire ordinary shares the Corporation and (ii) provides for the grant of Options to Non-Employee Directors of the Corporation in accordance with the terms specified herein.

Section 2. Definitions

   Unless the context clearly indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section:

     (a) "Board" shall mean the Board of Directors of the Corporation.

     (b) "Cause" shall mean: (i) Grantee's willful, material and irreparable breach of any agreement which governs the terms and conditions of his or her employment; (ii) Grantee's gross negligence or gross incompetence in the performance or intentional nonperformance (continuing for 10 days after receipt of written notice of such negligence) of any of Grantee's material duties and responsibilities; (iii) Grantee's dishonesty, fraud or misconduct with respect to the business or affairs of the Corporation or any Parent or Subsidiary; (iv) Grantee's conviction or plea of guilty or nolo contendere of a felony crime; or (v) Grantee's chronic abuse of alcohol or illegal drugs.

     (c) A "Change in Control" of the Corporation shall occur when: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange
  Act), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger or other business combination (a "Transaction"), the persons who were directors of the Corporation immediately before the Transaction shall cease to constitute a majority of the board of directors of the Corporation or any successor to the Corporation; (iii) the Corporation is merged or consolidated with another corporation and as a result of the merger or consolidation less than 50% of the outstanding voting securities of the surviving or resulting corporation shall then be owned in aggregate by the former stockholders of the Corporation; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding voting securities; or (v) the Corporation transfers substantially all of its assets to another corporation which is not controlled by the Corporation.

     (d) "Code" shall mean the U.S. Internal Revenue Code of 1986, as it may be amended from time to time.

     (e) "Committee" shall mean the Board, or any Committee of two or more Directors that may be designated by the Board to administer this Plan, provided that any such designated Committee consists solely of Non-Employee Directors and outside directors within the meaning of Section 162(m) of the Code.

     (f) "Control Person" shall mean any person who, as of the date of grant of an Option, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Corporation or of any Parent or Subsidiary.

     (g) "Corporation" shall mean IFCO Systems N.V., a corporation organized under the laws of the Netherlands.

     (h) "Director" shall mean any member of the Board.

     (i) "Employee" shall mean any full-time employee of the Corporation or its Parents or Subsidiaries (including Directors who are otherwise employed on a full-time basis by the Corporation or its Parents or Subsidiaries).

     (j) "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended.

     (k) "Fair Market Value" shall mean, with respect to the Stock of the Corporation on a given date: (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations; or (ii) if the Stock is not listed on a national securities exchange or quoted in an interdealer quotation system, as determined by the Committee in good faith in its sole discretion; provided, however, that the "Fair Market Value" of Stock on or before the closing date of the Initial Public Offering of the Shares shall be the Initial Public Offering Price of the Shares issued and sold pursuant to a registration statement filed with and declared effective by the SEC (the "Registration Statement"), as set forth in the first final prospectus used in such offering.

     (l) "Grantee" shall mean a person granted an Option under the Plan.

     (m) "Initial Public Offering" shall mean the initial public offering of shares of Stock in a firm commitment underwriting registered with the SEC in compliance with the provisions of the 1933 Act.

     (n) "ISO" shall mean an Option granted pursuant to the Plan to purchase shares of Stock and intended to qualify as an incentive stock option under
  Section 422 of the Code, as now or hereafter constituted.

     (o) "1933 Act" shall mean the U.S. Securities Act of 1933, as amended.

     (p) A "Non-Employee Director" shall mean a director who:

       (i) is not currently an officer (as defined in Rule 16a-1(f) under the Exchange Act) of the Corporation or a Parent or Subsidiary, or otherwise currently employed by the Corporation or a Parent or Subsidiary;

       (ii) does not receive compensation, either directly or indirectly, from the Corporation or a Parent or Subsidiary, for services rendered as a consultant or in any capacity other than as a Director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K;

       (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K; and

       (iv) is not engaged in a business relationship for which disclosure by the Corporation would be required pursuant to Item 404(b) of SEC Regulation S-K.

  provided, however that if the definition of "Non-Employee Director" as set forth in the rules promulgated under Section 16 of the Exchange Act or in accounting rules applicable to accounting for stock options issued by the Financial Accounting Standards Board in either case, from time to time, is more restrictive than the foregoing, then the most restrictive definition shall be controlling.

     (q) "NQSO" shall mean an Option to purchase shares of Stock granted pursuant to the Plan that is not an ISO.

     (r) "Option" or "Options" shall mean to one or more NQSOs and ISOs issued under and subject to the Plan.

     (s) "Parent" shall mean any parent entity of the Corporation as defined in Section 424(e) of the Code.

     (t) "SEC" shall mean the U.S. Securities and Exchange Commission.

     (u) "Plan" shall mean this 2000 Stock Option Plan as set forth herein and as amended from time to time.

     (v) "Stock" shall mean ordinary shares of the Corporation, nominal value two euros per share.

     (w) "Subsidiary" shall mean any entity with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of securities of such entity, except that, with respect to ISOs, "Subsidiary" shall have the meaning set forth in section 424(f) of the Code.

Section 3. Shares of Stock Subject to the Plan

   Subject to the provisions of Section 10, the total amount of Stock with respect to which NQSOs may be granted under the Plan shall not exceed the greater of 15% of shares outstanding from time to time and 6,000,000 shares, and the total amount of stock with respect to which ISOs may be granted under the Plan shall not exceed 2,000,000, provided that the aggregate amount of Stock with respect to which ISOs and NQSOs may be granted shall not exceed the greater of 15% of any shares outstanding from time to time and 6,000,000 shares. Stock issuable under the Plan may be authorized but unissued shares or reacquired shares of Stock. If, prior to exercise, any Options are forfeited, lapse or terminate for any reason, the Stock covered thereby may again be available for Option grants under the Plan.

Section 4. Administration of the Plan

   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Option agreements hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to the Plan or the Options granted hereunder shall be determined unilaterally by, and at the sole discretion of, the Committee. To the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, determinations concerning Options granted to any person who is a Director or officer shall be made by the Committee.

Section 5. Types of Options

   Options granted under the Plan may be of two types: ISOs and NQSOs. The Committee shall have the authority and discretion to grant to an eligible Employee either ISOs, NQSOs or both, but shall clearly designate the nature of each Option at the time of grant. Grantees who are not Employees of the Corporation or a Parent or Subsidiary on the date an Option is granted shall only receive NQSOs.

Section 6. Grant of Options to Employees

   (a) Employees of the Corporation and its Parents and Subsidiaries shall be eligible to receive Options under the Plan.

   (b) The exercise price per share of Stock subject to an Option granted to an Employee shall be determined by the Committee, provided, however, that the exercise price of each share subject to an ISO shall be not less than 100% of the Fair Market Value of a share of Stock on the date such Option is granted, or, in the case of an ISO granted to a Control Person, not less than 110% of such Fair Market Value.

   (c) The term of each Option granted to an Employee shall be determined by the Committee, provided, however, that no ISO shall be exercisable more than 10 years from the date of Option Grant, and no ISO granted to a Control Person shall be exercisable more than five years from the date of Option grant. Notwithstanding the foregoing, the actual grant of any options hereunder must be approved by the Board of Directors.

   (d) The Committee shall determine and designate from time to time Employees who are to be granted Options, the nature of each Option granted and the number of shares of Stock subject to each such Option, provided, however, that in any calendar year, no Employee may be granted an Option to purchase more than 2,000,000 shares of Stock (determined without regard to when such Option is exercisable), subject to adjustment pursuant to Section 10.

   (e) Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the ISO is granted) of the Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Corporation and any Parent or Subsidiary shall not exceed $100,000. To the extent the limitation set forth in the preceding sentence is exceeded, the Options with respect to such excess shall be treated as NQSOs.

   (f) The Committee, in its sole discretion, shall determine whether any Option granted to an Employee shall become exercisable in one or more installments and specify the installment dates. The Committee may also make such other provisions, not inconsistent with the terms of this Plan, as it may deem desirable, including such provisions as it may deem necessary to qualify any ISO under the provisions of Section 422 of the Code. Notwithstanding any determination by the Committee regarding the exercise period of any Option granted to an Employee, all such Options shall immediately become exercisable upon a Change in Control.

   (g) The Committee may, at any time, grant new or additional options to any eligible Employee who has previously received Options under this Plan, or options under other plans, whether such prior Options or other options are still outstanding, have been exercised previously in whole or in part, or have been canceled. The exercise price of such new or additional Options may be established by the Committee, subject to Section 6(b) hereof, without regard to such previously granted Options or other options.

Section 7. Grants of Options to Non-Employee Directors

   (a) Non-Employee Directors of the Corporation shall be eligible to receive Options under the Plan as determined by the Board. In connection with the grant of any such options, the Board shall also exclude any statutory preemptive rights for shareholders.

   (b) Each Option granted to a Non-Employee Director shall become exercisable six months from, and shall have a term of 10 years from, the date of Option grant, or, if later, the date the Grantee becomes a Non-Employee Director. Notwithstanding the exercise period of any Option granted to a Non-Employee Director, all such Options shall immediately become exercisable upon a Change in Control.

Section 8. Exercise of Options and Option Agreement

   (a) A Grantee shall exercise an Option by delivery of written notice to the Corporation setting forth the number of shares with respect to which the Option is to be exercised, together with cash, certified check, bank draft or postal money order payable to the order of the Corporation for an amount equal to the exercise price of such shares. The Committee may, in its sole discretion, permit a Grantee to pay all or a portion of the exercise price through any cashless exercise procedure that is acceptable to the Committee or its delegate and that is facilitated through a sale of Stock. In addition, the Committee may permit a Grantee to pay all or a portion of the exercise price in the form of Stock owned beneficially and of record by the Grantee for at least six months.

   (b) Except as provided pursuant to Section 9(a), no ISO granted to an Employee or Non-Employee Director shall be exercised unless at the time of such exercise the Grantee is then an Employee or Non-Employee Director of the Corporation or a Parent or Subsidiary; the terms of exercise for NQSOs shall be determined by the Committee.

   (c) Before the Corporation issues Stock to a Grantee pursuant to the exercise of a NQSO, the Corporation shall have the right to require that the Grantee make such provision, or furnish the Corporation such authorization, necessary for the purpose of satisfying its statutory liability to withhold the prescribed minimum amount of foreign, federal, state, or local income or other taxes incurred by reason of the exercise of an Option.

   (d) Each Option shall be evidenced by a written agreement containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve. The terms and provisions of such agreements may vary among Grantees and among different Options granted to the same Grantee.

Section 9. Exercise of Options Upon Termination

   (a) With respect to ISOs, upon the termination of a Grantee's relationship with the Corporation and its Parents and Subsidiaries, the period during which such Grantee may exercise any outstanding and then exercisable installments of his or her Options shall not exceed: (i) if such termination is due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), one year from the date of such termination; and (ii) in all other cases, three months (six months for Non-Employee Directors) from the date of such termination, provided, however, that in no event shall the period extend beyond the expiration of the Option term. Notwithstanding the foregoing, all Options shall immediately terminate upon a termination of a Grantee's employment if the Committee determines, in its sole discretion, that such termination is for Cause.

   (b) In no event shall any Option be exercisable for more than the maximum number of shares that the Grantee was entitled to purchase at the date of termination of the relationship with the Corporation and its Parents and Subsidiaries.

   (c) Subject to the foregoing, in the event of death, Options may be exercised by a Grantee's legal representative.

Section 10. Adjustment Upon Changes in Capitalization

   If the Corporation effects a subdivision or consolidation of shares of Stock outstanding or other increase or reduction of shares of Stock outstanding without receiving compensation therefor in money, services or property, or any other change in corporate capital structure shall occur, then: (i) the number of shares subject to outstanding Options shall be proportionately adjusted (without a change in the total price applicable to any such Option, but with a corresponding adjustment in the exercise price per share); and (ii) the number of shares available for issuance under Sections 3, 6(d) and 7(a) shall be proportionately adjusted.

Section 11. Restrictions on Issuing Shares

   No Stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any grant of an Option on the Grantee's undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation, official interpretation thereof, or any underwriting agreement, and certificates representing such shares may be legended to reflect any such restrictions.

Section 12. Rights And Other Restrictions

   (a) The grant of an Option in any year shall not give the Grantee any right to similar grants in future years, any right to continue such Grantee's employment relationship with the Corporation or its Parents or Subsidiaries, or, until such Option is exercised and share certificates are issued, any rights as a stockholder of the Corporation. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect.

   (b) No Grantee, and no beneficiary or other persons claiming under or through the Grantee, shall have any right, title or interest by reason of any Option to any particular assets of the Corporation or its Parents or Subsidiaries, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Option.

   (c) No Option shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge, except by will or the laws of descent and distribution, and an Option shall be exercisable during the Grantee's lifetime only by the Grantee.

   (d) The issuance of shares of Stock to Grantees or to their legal representatives shall be subject to any applicable taxes and other laws or regulations of the United States, the Netherlands or of any state or other country having jurisdiction thereof.

Section 13. Amendment or Termination

   The Board may, at any time, alter, amend, suspend, discontinue or terminate this Plan; provided, however, that no such action shall adversely affect the rights of Grantees to Options previously granted hereunder and, provided further, however, that any stockholder approval necessary or desirable, as determined in the Board's discretion, in order to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or other applicable law or regulation) shall be obtained in the manner required therein.

Section 14. Effective Date of Plan

   This Plan is effective upon its adoption by the Board and the Corporation's stockholders. No ISO may be granted more than 10 years after the date the Plan is adopted by the Board.